Eagle Bulk Shipping Inc.

Citigroup Transportation Conference

November 14, 2006

Eagle Bulk Shipping Inc.
Citigroup Transportation Conference – 14 November 2006

Forward Looking Statements

This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc.
cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-
looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements and charter contracts on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

Eagle Bulk Shipping Inc.
Citigroup Transportation Conference – 14 November 2006

Eagle Bulk – A Clear, Focused Investment Story

Operate a modern,
homogenous Supramax fleet

Quality  -  Consistency  -  Transparency

Strong contract coverage at
today’s healthy rates

Proven growth strategy

Strong balance sheet with a
low Net Debt to Capital of
40%

Best long term prospects

Stable and visible cash flows for

sustainable dividends

$70m acquisition in 3Q-05

$105m acquisition in 2Q-06

$67m acquisition in 4Q-06

Increased liquidity of $271m

Sister Vessels

Eagle Bulk Shipping Inc.
Citigroup Transportation Conference – 14 November 2006

Modern, High Quality Fleet of Handymax Vessels

Modern, High Quality Fleet of Handymax Vessels

Deadweight

Year

Length

Ship’s Cargo Gear

Newbuildings

Sister Ships

Similar Ships

Average fleet age of under 6 years compared to industry average of over 15 years

Sistership strategy provides economies of scale

Cargo cranesand grabs on entire fleet maximizes utility of Eagle’s assets

Vessel

(

Dwt)

Built

in meters

Cranes

Grabs

SUPRAMAX CLASS

Golden Eagle

56,000

2010

190 m

4 x 30 Tons

4 x 12 m3

Imperial Eagle

56,000

2010

190 m

4 x 30 Tons

Jaeger

52,248

2004

190 m

4 x 30 Tons

Kestrel I

50,326

2004

190 m

4 x 30 Tons

Tern

50,200

2003

190 m

4 x 30 Tons

Condor

50,296

2001

190 m

4 x 30 Tons

Falcon

50,296

2001

190 m

4 x 30 Tons

Harrier

50,296

2001

190 m

4 x 30 Tons

Hawk I

50,296

2001

190 m

4 x 30 Tons

Merlin

50,296

2001

190 m

4 x 30 Tons

Osprey I

50,206

2002

190 m

4 x 30 Tons

Cardinal

55,408

2004

190 m

4 x 30 Tons

Peregrine

50,913

2001

190 m

4 x 30 Tons

Heron

52,827

2001

190 m

4 x 30 Tons

HANDYMAX CLASS

Sparrow

48,225

2000

189 m

4 x 30 Tons

Kite

47,195

1997

190 m

4 x 30 Tons

Griffon

46,635

1995

190 m

4 x 30 Tons

Shikra

41,096

1984

185 m

4 x 25 Tons

Fleet Total Dwt

796,663

Fleet Average Age

5.7 years

(excluding Newbuild Vessels)

**Represents Dwt weighted average age

4 x 12 m3

4 x 12 m3

4 x 12 m3

4 x 12 m3

4 x 12 m3

4 x 12 m3

4 x 12 m3

4 x 12 m3

4 x 12 m3

4 x 8 m3

4 x 12.5 m3

4 x 12 m3

4 x 12 m3

4 x 10 m3

4 x 10 m3

4 x 10 m3

4 x 8 m3

Supramax
Handymax

Eagle Bulk Shipping Inc. Citigroup Transportation Conference – 14 November 2006

Time Charter Contracts Provide Stable and Visible Cashflows

Fleet contracted revenues in excess of $175 million at attractive rates

100% of 2006  fleet covered by contracts

79% of 2007 fleet covered by contracts

SHIKRA

KITE

GRIFFON

SPARROW

PEREGRINE

HERON

CARDINAL

OSPREY I

MERLIN

HAWK I

HARRIER

FALCON

CONDOR

KESTREL I

TERN

JAEGER

3Q 2007

4Q 2007

4Q 2006

2Q 2006

$18,550

Daily
Charter Rates

$14,800

$20,075

$24,000

$21,000

$22,000

$24,000

$23,750

$20,500

$24,000

$20,500

$26,500

$20,950

$18,750

$19,000

1Q 2007

$14,750

Eagle Bulk Shipping Inc.

Citigroup Transportation Conference – 14 November 2006

Drybulk Sector – Best Market to be in the Next 3 Years

Source: Clarksons as of October 2006

World Vessel Supply 2006-2009

Striped Bars = Deliveries through September 2006

Drybulk supply position :

Lowest supply as a percentage
of existing fleet

Lowest orderbook supply in
million dwt

Only sector with consistently
declining orderbook  through
2009

1 Oct 06

21%

34%

Supply as % of fleet :

as of

1 Jan 06

Drybulk :

19%

Tankers :

25%

Containers:

53%

53%

9.40

0.42

11.72

1.36

23.30

33.01

1.54

31.62

19.07

14.11

39.22

1.18

Drybulk

(m dwt)

Tankers

(m dwt)

Containers

(m teu)

2006   2007    2008   2009

17.73

17.95

0.94

2006   2007    2008   2009

2006   2007    2008   2009

Fleet DWT (Million Tons)

Fleet Age and Orderbook (dwt)

Eagle Bulk Shipping Inc.
Citigroup Transportation Conference – 14 November 2006

New Supramax Asset Class Services Growing Global Needs

12 of the 16 vessels owned by the
Company are Supramaxes

Smallest segment of the drybulk
market provides opportunities

Source:    Clarksons as of October 2006

Aging Handymax fleet — 32% of
capacity > 20 years old

Number of Handymax vessels over
20 years old is 200% of the
orderbook

Orderbook and Fleet Age

102.8

23.6

61.0

117.2

55.6

0

20

40

60

80

100

120

140

         Handy

(10,000/34,999

dwt)

Handymax

(35,000/49,999

dwt)

Supramax

(50,000/59,999

dwt)

Panamax

(60,000/99,999

dwt)

         Capesize

(>100,000 dwt)

2,276 Vsls

445 Vsls

692 Vsls

1,434 Vsls

1,435 Vsls

Eagle’s focus

World Dry Bulk Fleet

32%

23%

16%

18%

18%

30%

0%

4%

8%

12%

16%

20%

24%

28%

32%

36%

40%

Handymax

Panamax

Capesize

% of Fleet > 20 years

Orderbook as % of Fleet

**Handymax/Supramax**

**Panamax**

**Capesize**

| | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | ✓ | ✓ | ✓ | ✓ | ✓ | | | | | ✓ |
| | ✓ | | ✓ | | ✓ | | | ✓ | | |
| | | ✓ | ✓ | ✓ | ✓ | | ✓ | | | ✓ |
| | ✓ | | ✓ | ✓ | ✓ | | | | | |
| | ✓ | ✓ | ✓ | ✓ | ✓ | | ✓ | | | ✓ |
| | ✓ | ✓ | ✓ | ✓ | ✓ | | ✓ | | | |
| | | ✓ | | | ✓ | ✓ | | | | ✓ |
| | ✓ | ✓ | ✓ | | ✓ | ✓ | | | | ✓ |
| | ✓ | | | ✓ | ✓ | ✓ | ✓ | | ✓ | ✓ |
| | ✓ | | ✓ | | ✓ | | | ✓ | | ✓ |
| | ✓ | ✓ | ✓ | ✓ | | | ✓ | | | ✓ |
| | | ✓ | ✓ | | ✓ | ✓ | | | | ✓ |
| | ✓ | ✓ | ✓ | | ✓ | | | | | ✓ |
| | ✓ | ✓ | | ✓ | | | | | | ✓ |
| | ✓ | | ✓ | | ✓ | | | | | |
| | | | | | | | ✓ | ✓ | | |

✓ ✓

Eagle Bulk Shipping Inc.

Citigroup Transportation Conference – 14 November 2006

Charterers Attracted by Versatility of Handymax Vessels

Eagle’s Cargo Carriage Span the Drybulk Sector

MISC. cargoes include Phosrock, Sugar, HBI, and Concentrates

      3Q 2006                                     YTD 2006

IRON

ORE

COAL

GRAINS

OTHER

ORES

CEMENT

COKE

STEELS

SCRAP

IRON

AGGREGATES

MISC.

Cardinal

Condor

Falcon

Griffon

Harrier

Hawk I

Heron

Kite

Merlin

Osprey I

Peregrine

Shikra

Sparrow

Kestrel I

Tern

Jaeger

Eagle Bulk Shipping Inc.
Citigroup Transportation Conference – 14 November 2006

Eagle Fleet Well-Positioned for Changing Trade Patterns

Chinese 2006 iron ore imports jump by
16% to 320m tons while cement and steel
exports surge 126% and 58% respectively
– a major boost for Supramax owners

Grain demand into India forecast to
increase by 6m tons* – this equates to an
extra 150 cargoes on Handymax/Supramax
vessels

Approximately 60% of Chinese berths
cannot handle Panamax or Capesize
vessels**

Approximately 25% of Chinese berths
require vessels with cargo gear ** – a
constraint only satisfied by sub-Panamax
sector vessels

Vessel Gear increases flexibility and broadens customer base

Source:  * Clarksons ;  ** J.E.Hyde

Source: HSBC – July 2006

Chinese Cement Exports

5.0

5.0

6.6

22.0

39.0

-

5

2002

2003

2004

2005

2006

(m tons)

Eagle Bulk Shipping Inc.
Citigroup Transportation Conference – 14 November 2006

Financial Highlights

Fleet Utilization of 99.6%

Net Time Charter revenues of $79 million

EBITDA1 of $61 million

Adjusted Net Income2 of $35 million

Book Capitalization of $569 million

Net Debt/Capitalization of 40%

Liquidity3 of $271.5 million

$500 million Revolver with no amortization until 2012

Nine-months ended September 30, 2006

1        EBITDA, as defined by our credit agreement, is Net Income plus Interest xpense, Depreciation and Amortization, and Exceptional Items.

2        Net Income adjusted for non-cash, non-dilutive compensation charge.

3        Liquidity includes undrawn amounts available under the Revolver

Eagle Bulk Shipping Inc.
Citigroup Transportation Conference – 14 November 2006

Poised for Growth

High Dividends

Operate a modern, homogenous
Supramax fleet

Stable and visible cashflows from
1 to 3 year time charters

79% of 2007 fleet days covered
by fixed contracts

Low cash breakeven of
$6,947/day

Strong balance sheet with Net
Debt to Capital of 40%

No debt amortization until 2012

Increased liquidity of $271m

Full cash payout dividend policy

Paid Dividends of $86.4 million or

$2.62 per share to shareholders

since September 2005

Demonstrates Strong Yield

Conclusion - Accretive Growth Strategy

Eagle Bulk – a solid, clear, focused investment story

Dividend Reinvestment Plan in effect

Eagle Bulk Shipping Inc.